Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated this 11th day of December, 2017, by and among SORRENTO THERAPEUTICS, INC., a Delaware corporation (the “Company”), and the purchasers identified on Schedule A hereto (each, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Purchasers desire to purchase convertible promissory notes in the form attached hereto as Exhibit A in an aggregate principal amount of $50,000,000 (each, a “Note” and collectively, the “Notes”), which are convertible into shares of common stock, $0.0001 par value (the “Common Stock”), of the Company (the “Note Shares”), and warrants in the form attached hereto as Exhibit B (each, a “Warrant” and collectively, the “Warrants” and, together with the Notes, the “Securities”) to purchase an aggregate of 12,121,210 shares of Common Stock (the “Warrant Shares”), and the Company desires to sell the Securities to the Purchasers (the “Sale”), all on the terms and conditions set forth in this Agreement; and

WHEREAS, in reliance upon the representations made by the Purchasers and the Company in this Agreement, the transactions contemplated by this Agreement are such that the offer and sale of securities by the Company under this Agreement will be exempt from registration under applicable United States securities laws as a result of the Sale being undertaken pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation S promulgated thereunder; and

WHEREAS, on the Closing Date, the parties hereto will execute and deliver a Registration Rights Agreement, substantially in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Note Shares and the Warrant Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

Section 1. Sale. Subject to and upon the terms and conditions set forth in this Agreement, each Purchaser agrees to purchase from the Company, and the Company agrees to sell to such Purchaser, severally and not jointly, a Note in the aggregate principal amount set forth opposite such Purchaser’s name on Schedule A hereto (the “Applicable Note”), and a Warrant to purchase such number of shares of Common Stock set forth opposite such Purchaser’s name on Schedule A hereto (the “Applicable Warrant”) in exchange for a payment by such Purchaser to the Company of an amount in cash equal to the aggregate principal amount of the Applicable Note as set forth opposite such Purchaser’s name on Schedule A hereto (the “Applicable Purchase Price”).

1.1 Closing. On the Closing Date (as defined below), upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell to each Purchaser, and each Purchaser agrees to purchase, such Purchaser’s Applicable Note and such Purchaser’s Applicable Warrant at the Applicable Purchase Price. The closing of the Sale (the “Closing”) shall occur after 4:00 PM Eastern Time on the fifth (5th) business day following the Purchasers’ receipt of a written notice from the Company indicating that all the conditions set forth in Section 4 and Section 5 have been satisfied or waived in accordance with this Agreement (other than those conditions that by their terms are to be satisfied at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at the Closing), but in any event not earlier than ten (10) business days after the date of this Agreement, or on such other date as the parties may mutually agree in writing (the “Closing Date”). The Securities issuable at the Closing shall bear a restrictive legend as follows:

THIS [NOTE/WARRANT] AND THE SECURITIES ISSUABLE UPON [CONVERSION/EXERCISE] HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND MAY BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF (EACH, A “TRANSFER”) ONLY IF SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR IF SUCH TRANSFER IS MADE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS AFTER PROVIDING AN OPINION OF COUNSEL TO SUCH EFFECT.

1.2 Section 4(a)(2). Assuming the accuracy of the representations and warranties of each of the Company and the Purchasers set forth in Section 2 and Section 3, respectively, the parties acknowledge and agree that the purpose of such representations and warranties is, among other things, to ensure that the Sale qualifies as a sale of securities under Section 4(a)(2) of the Securities Act.

1.3 Deliveries.

(a)       On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)       such Purchaser’s Applicable Note, registered in the name of such Purchaser;

(ii)       such Purchaser’s Applicable Warrant, registered in the name of such Purchaser;

(iii)       the Registration Rights Agreement, duly executed by the Company;

(iv)       a certificate executed by the principal executive officer and the principal financial or accounting officer of the Company (solely in their capacities as such), dated the Closing Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that: (A) the representations and warranties of the Company set forth in Section 2 are true and correct in all material respects (other than representations and warranties which are already qualified as to materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date, and (B) the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied by the Company on or prior to the Closing Date (the “Officer’s Certificate”);

(v)       an updated group chart of the Company in the same form as the group chart on Schedule B hereto that is accurate and complete as of the Closing Date;

(vi)       an updated capitalization table of the Company in the same form as the capitalization table on Schedule C hereto that is accurate and complete as of the Closing Date;

(vii)       updated capitalization tables of Concortis Biosystems, Corp., LA Cell, Inc., Scintilla Pharmaceuticals, Inc., Sorrento Biologics, Inc. and TNK Therapeutics, Inc., each in the same form as the capitalization tables on Schedule D hereto that are accurate and complete as of the Closing Date; and

(viii)       a copy of the resolutions adopted by the Company’s Board of Directors approving and authorizing the execution, delivery and performance of this Agreement and each of the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, certified by the Secretary of the Company; and

(ix)       an opinion of counsel to the Company addressed to the Purchasers in form and substance reasonably satisfactory to the Purchasers.

(b)       On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)       the Applicable Purchase Price by wire transfer in immediately available funds to the account specified by the Company; and

(ii)       the Registration Rights Agreement, duly executed by such Purchaser.

1.4 Allocation of Purchase Price. The Company and the Purchasers, as a result of arm’s length bargaining, agree that (a) none of the Purchasers nor any of their respective Affiliates (as defined below) have rendered services to the Company in connection with this Agreement, and (b) except as otherwise required by a final “determination” within the meaning of Section 1313(a)(1) of the U.S. Internal Revenue Code of 1986, as amended, all tax returns and other information returns of each party relative to this Agreement, the Securities issued pursuant hereto shall consistently reflect the matters agreed to in clause (a) of this Section 1.4.

Section 2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers, as of the date of this Agreement and as of the Closing Date, that:

2.1 Organization and Qualification. The Company and each majority-controlled subsidiary of the Company (collectively, the “Subsidiaries”) is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company, nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in: (a) a material adverse effect on the legality, validity or enforceability of this Agreement, the Warrants, the Notes, the Officer’s Certificate or the Registration Rights Agreement (collectively, the “Transaction Documents”), (b) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (c) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (a), (b) or (c), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. For purposes of this Agreement, a “controlled subsidiary of the Company” is a subsidiary of the Company for which the Company has the power to vote or direct the voting of a majority of the outstanding voting power, or for which the Company has the power to elect a majority of the members of the board of directors or similar governing body, in either case as of the date of this Agreement.

2.2 Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals (as defined below). This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

2.3 Capitalization, Issuance of Securities, Note Shares and Warrant Shares. The information contained on (a) the group chart setting forth the ownership structure of certain of the Company’s Subsidiaries on Schedule B hereto, (b) the capitalization table of the Company on Schedule C hereto, and (c) the capitalization tables of five (5) of the Company’s direct Subsidiaries on Schedule D hereto are accurate and complete as of the date of this Agreement. Subject to the Company receiving the written confirmation from Nasdaq (as defined below) as contemplated by Section 5.5, the issuance of the Securities is duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its Board of Directors or the Company’s stockholders in connection herewith or therewith. Subject to the Company receiving the written confirmation from Nasdaq as contemplated by Section 5.5, the issuance of the Note Shares is duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its Board of Directors or the Company’s stockholders in connection herewith or therewith. The Note Shares have been reserved for issuance upon conversion of the Notes and, upon issuance in accordance with the terms of the Notes, the Note Shares will be validly issued, fully paid and non-assessable shares of Common Stock. Subject to the Company receiving the written confirmation from Nasdaq as contemplated by Section 5.5, the issuance of the Warrant Shares is duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its Board of Directors or the Company’s stockholders in connection herewith or therewith. The Warrant Shares have been reserved for issuance upon exercise of the Warrants and, upon issuance in accordance with the terms of the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable shares of Common Stock. Assuming the truth and accuracy of each of the representations and warranties of the Purchasers contained in Section 3, the issuance by the Company of the Securities, upon conversion of the Notes, the Note Shares, and, upon exercise of the Warrants, the Warrant Shares, is exempt from registration under the Securities Act and will be free of any Liens (as defined below). The authorized capital stock of the Company consists of 750,000,000 shares of common stock, $0.0001 par value, and 100,000,000 shares of preferred stock, $0.0001 par value. As of December 7, 2017, 82,692,979 shares of the Common Stock and no shares of Preferred Stock were issued and outstanding, 5,932,998 shares of Common Stock are issuable upon the exercise of outstanding warrants, 10,782,096 shares of Common Stock are issuable upon the exercise of options to purchase shares of Common Stock and no shares of Common Stock are issuable upon the conversion of outstanding convertible securities. Except for the transactions contemplated hereby and except as set forth in the SEC Reports (as defined below), the Company has not granted any option (except for stock options granted under the Company’s stock option plans), warrants, rights (including conversion or preemptive rights, except for stock purchases under the Company’s employee stock purchase plan), or similar rights to any person or entity to purchase or acquire any rights with respect to any shares of capital stock of the Company. The Common Stock is currently listed on the Nasdaq Capital Market and the Company knows of no reason or set of facts which is likely to result in the termination of listing of the Common Stock on the Nasdaq Capital Market or the inability of such stock to continue to be listed on the Nasdaq Capital Market. The Company shall, so long as any of the Notes are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the conversion of any then-outstanding Notes, the number of shares of Common Stock issuable upon conversion of any then-outstanding Notes. The Company shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the exercise of any then-outstanding Warrants, the number of shares of Common Stock issuable upon exercise of any then-outstanding Warrants.

2.4 No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (a) conflict with or violate any provision of the Purchaser’s Applicable Note, the Purchaser’s Applicable Warrant, the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (b) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any options, contracts, agreements, liens, security interests, or other encumbrances (“Liens”) upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (c) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (b) and (c), such as would not have or reasonably be expected to result in a Material Adverse Effect.

2.5 Acknowledgment Regarding the Sale. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length third party with respect to this Agreement and the transactions contemplated hereby. The Company also acknowledges that it is not relying on any advice or representation of the Purchasers in connection with entering into this Agreement or the transactions contemplated hereunder other than the representations made by the Purchasers in this Agreement. The Company further acknowledges each Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by any Purchaser or any of its respective representatives or agents in connection with this Agreement is merely incidental to the Sale. None of the Company, any of its Affiliates or any person acting on its or their behalf has conducted any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Securities, or made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Securities under the Securities Act.

2.6 SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date of this Agreement (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Securities Exchange Commission (the “SEC”) with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. As of the date of this Agreement, there are no outstanding or unresolved comments received from the staff of the SEC with respect to the SEC Reports, and to the Company’s knowledge, none of the SEC Reports is the subject of any ongoing SEC review or investigation.

2.7 Subsidiaries.  All of the direct and indirect subsidiaries of the Company are set forth in the SEC Reports.  The capital stock or other equity interests of each Subsidiary that are owned by the Company are owned by the Company free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary of the Company that are owned by the Company are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

2.8 Filings, Consents and Approvals.  Except for: (a) a waiver pursuant to that certain Loan and Security Agreement, dated as of November 23, 2016, by and among the Company, certain subsidiaries of the Company, the several banks and other financial institutions or entities from time to time parties thereto as Lender, and Hercules Capital, Inc., in its capacity as administrative agent and collateral agent for itself and the Lender, as amended (the “Hercules Loan Agreement”) (which waiver will be obtained on or prior to the Closing), and (b) the filing with the SEC of one or more registration statements as may be required from time to time under the Registration Rights Agreement, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the notice and/or application(s) to each applicable Trading Market for the issuance and the listing of the Note Shares and the Warrant Shares for trading thereon in the time and manner required thereby (collectively, the “Required Approvals”). For purposes of this Agreement, “Person” shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity, domestic or foreign multinational, federal, state, provincial, municipal or local government (or any political subdivision thereof) or any domestic or foreign governmental, regulatory or administrative authority or any department, commission, board, agency, court, tribunal, judicial body or instrumentality thereof, or any other body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature (including any arbitral body). For purposes of this Agreement, “Trading Market” shall mean any market or exchange of The NASDAQ Stock Market LLC or the New York Stock Exchange.

2.9 Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date of this Agreement: (a) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (ii) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (c) the Company has not altered its method of accounting, (d) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (e) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed prior to the date that this representation is made.

2.10 Litigation.  Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (a) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents, the Note Shares or the Warrant Shares, (b) adversely affects or imposes any liabilities on any of the Purchasers or any of their respective Affiliates with respect the Applicable Note or Applicable Warrant, or (c) would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Except as disclosed in the SEC Reports, none of the Company, any Subsidiary, or any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. To the knowledge of the Company, there is no pending or contemplated investigation by the SEC involving the Company or any current or former director or officer of the Company.  The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

2.11 Compliance. Except as disclosed in the SEC Reports, neither the Company nor any Subsidiary: (a) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received any notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (b) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority, or (c) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, anti-corruption, anti-money laundering, SEC reporting, occupational health and safety, product quality and safety and employment and labor matters (collectively, “Laws”), except in each case as would not have, or reasonably be expected to result in, a Material Adverse Effect. The Company holds all material licenses, franchises, permits, certificates, approvals and authorizations from each governmental body, or required by Laws or any governmental body to be obtained, in each case necessary for the lawful conduct of its business and operations as currently conducted (collectively, “Permits”). The Company is in compliance in all material respects with the terms of all Permits. To the Company’s knowledge, it has not received written notice since January 2017 to the effect that a governmental body (i) claimed or alleged that the Company was not in compliance with all Laws applicable to the Company, any of its properties or other assets or any of its business or operations other than as previously disclosed to the Purchasers in writing, or (ii) was considering the amendment, termination, revocation or cancellation of any Permit. The consummation of the transactions contemplated hereby, in and of itself, will not cause the revocation or cancellation of any Permit.

2.12 Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

2.13 Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

2.14 Disclosure. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that the Purchasers make no, nor have made any, representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.

2.15 No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3, none of the Company, any of its Affiliates, or any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Sale to be integrated with prior offerings by the Company for purposes of (a) the Securities Act, which would require the registration of any such securities under the Securities Act, or (b) any applicable stockholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

2.16 Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (a) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the issuance or resale of any of the Securities, the Note Shares or the Warrant Shares, (b) sold, bid for, purchased or paid any compensation for soliciting purchases of, any of the Securities, the Note Shares or the Warrant Shares, or (c) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

2.17 Taxes. The Company and the Subsidiaries have filed all federal, state, local and foreign tax returns that have been required to be filed and paid all taxes shown thereon through the date of this Agreement, to the extent that such taxes have become due and are not being contested in good faith, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the SEC Reports, no tax deficiency has been determined adversely to the Company or any Subsidiary which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has no knowledge of any federal, state or other governmental tax deficiency, penalty or assessment which has been or might be asserted or threatened against it which would reasonably be expected to have a Material Adverse Effect.

2.18 Intellectual Property. The Company and the Subsidiaries own or possess adequate enforceable rights to use all patents, patent applications, trademarks (both registered and unregistered), service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the “Intellectual Property”), necessary for the conduct of their respective businesses as conducted as of the date of this Agreement, except to the extent that the failure to own or possess adequate rights to use such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company and the Subsidiaries have not received any written notice of any claim of infringement or conflict which asserted Intellectual Property rights of others, which infringement or conflict, if the subject of an unfavorable decision, would reasonably be expected to result in a Material Adverse Effect; there are no pending, or to the Company’s knowledge, threatened judicial proceedings or interference proceedings against the Company or its Subsidiaries challenging the Company’s or any of its Subsidiary’s rights in or to or the validity of the scope of any of the Company’s or any Subsidiary’s patents, patent applications or proprietary information, except for such right or claim that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; to the Company’s knowledge no other entity or individual has any right or claim in any of the Company’s or any of its Subsidiary’s patents, patent applications or any patent to be issued therefrom by virtue of any contract, license or other agreement entered into between such entity or individual and the Company or any Subsidiary or by any non-contractual obligation, other than by written licenses granted by the Company or any Subsidiary, except for such right or claim that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; the Company and the Subsidiaries have not received any written notice of any claim challenging the rights of the Company or its Subsidiaries in or to any Intellectual Property owned, licensed or optioned by the Company or any Subsidiary which claim, if the subject of an unfavorable decision, would reasonably be expected to result in a Material Adverse Effect.

2.19 Disclosure Controls. The Company maintains systems of internal accounting controls designed to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company is not aware of any material weaknesses in its internal control over financial reporting. Since the date of the latest audited financial statements of the Company included within the SEC Reports, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and the Subsidiaries is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of a date within 90 days prior to the filing date of the Annual Report on Form 10-K for the fiscal year most recently ended (such date, the “Evaluation Date”). The Company presented in its Annual Report on Form 10-K for the fiscal year most recently ended the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the most recent Evaluation Date. Since the most recent Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Securities Act) or, to the Company’s knowledge, in other factors that would significantly adversely affect the Company’s internal controls. To the knowledge of the Company, the Company’s “internal controls over financial reporting” and “disclosure controls and procedures” are effective.

2.20 No “Bad Actor” Disqualifying Events. No “Bad Actor” disqualifying event described in Rule 506(d)(1)(i) to (viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable; provided that, for purposes of this representation and warranty, the Company relied exclusively on completed and executed questionnaires delivered to the Company by its directors and executive officers and beneficial owners of twenty percent (20%) or more of the Company’s outstanding voting equity securities.

2.21 Environmental Laws. The Company (i) is in compliance with any and all Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval except where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would reasonably be expected to result in a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

2.22 Foreign Corrupt Practices Act.  None of the Company, the Subsidiaries, or, to the knowledge of the Company, any agent or other person acting in the course of its actions on behalf of the Company or the Subsidiaries, has, directly or indirectly, (i) used any corporate funds, or will use any proceeds from the sale of the Securities, for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful influence payment to foreign or domestic government officials or to any foreign or domestic political parties or campaigns from corporate funds, or (iii) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder which was or is applicable to the Company or any of the Subsidiaries.

2.23 Compliance with Anti-Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA Patriot Act of 2001 and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), the Company has in place policies and procedures reasonably designed to ensure that its and its Subsidiaries’, if any, operations will continue to be conducted in compliance with all applicable Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

2.24 Sarbanes-Oxley Act. The Company is in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

2.25 Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its formation which is or could become applicable to any Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Purchaser’s ownership of the Securities.

2.26 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the business in which the Company is engaged. The Company has not been refused any insurance coverage sought or applied for, the refusal of which would reasonably be expected to have a Material Adverse Effect. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

2.27 Title. The Company has marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all Liens except for Liens which do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under material lease by the Company are held by it under valid and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company.

2.28 Third Party Indebtedness. Other than the Hercules Loan Agreement and indebtedness incurred in the ordinary course of business, the Company does not have any indebtedness for borrowed money that is owed to a third party.

Section 3. Representations and Warranties of the Purchasers. Each Purchaser represents and warrants to the Company, severally and not jointly, as of the date of this Agreement and as of the Closing Date, that:

3.1 No Public Sale or Distribution. Such Purchaser is acquiring the Applicable Note and the Applicable Warrant, and, upon conversion of such Applicable Note, will acquire the Note Shares, and, upon exercise of such Applicable Warrant, will acquire the Warrant Shares, in the ordinary course of business for its own account and not with a view toward, or for resale in connection with, the public sale or distribution thereof. Such Purchaser does not presently have any agreement or understanding, directly or indirectly, with any person to distribute, or transfer any interest or grant participation rights in the Securities, the Note Shares or the Warrant Shares.

3.2 Accredited Investor and Affiliate Status. Such Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act. Such Purchaser is not, and has not been, for a period of at least three months prior to the date of this Agreement (a) an officer or director of the Company, (b) an “affiliate” of the Company (as defined in Rule 144) (an “Affiliate”), or (c) a “beneficial owner” of more than 10% of the common stock of the Company (as defined for purposes of Rule 13d-3 of the Exchange Act).

3.3 Reliance on Exemptions. Such Purchaser understands that the Sale is being made in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to complete the Sale and to acquire the Applicable Note and the Applicable Warrant.

3.4 Information. Such Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the Sale which have been requested by such Purchaser. Such Purchaser has been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained herein. Such Purchaser acknowledges that all of the documents filed by the Company with the SEC under Sections 13(a), 14(a) or 15(d) of the Exchange Act that have been posted on the SEC’s EDGAR site are available to such Purchaser.

3.5 Risk. Such Purchaser understands that its investment in the Securities involves a high degree of risk. Such Purchaser is able to bear the risk of an investment in the Securities including, without limitation, the risk of total loss of its investment. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the Sale. Such Purchaser is not relying on any advice or representation of the Company in connection with entering into this Agreement or the Registration Rights Agreement or the transactions contemplated hereunder or thereunder (other than the representations made by the Company in this Agreement) and has not received from the Company any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the Registration Rights Agreement or the performance of such Purchaser’s obligations hereunder or thereunder.

3.6 No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement in connection with the Sale or the fairness or suitability of the investment in the Securities.

3.7 Organization; Authorization. If such Purchaser is an entity, such Purchaser is duly organized, validly existing and in good standing under the laws of jurisdiction set forth opposite its name on Schedule A hereto and has the requisite organizational power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement.

3.8 Validity; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Purchaser and constitute the legal, valid and binding obligations of such Purchaser enforceable against such Purchaser in accordance with their terms. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not result in a violation of the organizational documents of such Purchaser.

3.9 Prior Investment Experience. Such Purchaser acknowledges that it has prior investment experience, including investment in securities of the type being sold, including the Securities, and has read all of the documents furnished or made available by the Company to it and is able to evaluate the merits and risks of such an investment on its behalf, and that it recognizes the highly speculative nature of this investment.

3.10 Tax Consequences. Such Purchaser acknowledges that the Company has made no representation regarding the potential or actual tax consequences for such Purchaser that will result from entering into this Agreement and from consummation of the Sale. Such Purchaser acknowledges that it bears complete responsibility for obtaining adequate tax advice for such Purchaser itself regarding this Agreement and the Sale.

3.11 No Registration, Review or Approval; Restricted Securities. Such Purchaser acknowledges, understands and agrees that the Securities are being sold hereunder pursuant to an offer exemption under Section 4(a)(2) of the Securities Act and/or the safe harbor provided under Regulation S promulgated thereunder. Such Purchaser understands that the Securities, the Note Shares and the Warrant Shares constitute “restricted securities” within the meaning of Rule 144 under the Securities Act and may not be sold, pledged or otherwise disposed of unless they are subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from registration thereunder is available.

3.12 Jurisdiction. Such Purchaser made its investment decision to purchase the Securities at its offices located at the address set forth opposite such Purchaser’s name on Schedule A hereto. If such Purchaser is an individual, such Purchaser resides in the jurisdiction listed in the address set forth opposite such Purchaser’s name on Schedule A hereto. If such Purchaser is an entity, such Purchaser’s principal place of business is located in the jurisdiction listed in the address set forth opposite such Purchaser’s name on Schedule A hereto.

3.13 Exculpation Among Purchasers. Such Purchaser acknowledges that it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Such Purchaser agrees that neither such Purchaser nor its controlling Persons, officers, directors, partners, agents or employee shall be liable to any other Purchaser for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Securities, the Note Shares and the Warrant Shares.

3.14 No Disqualifying Events. Neither (a) such Purchaser; nor (b) any of such Purchaser’s directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, is subject to any of Disqualification Events, except for Disqualification Events covered by Rule 506(d)(2)(ii); or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to the Company.

3.15 No Short Sales. Such Purchaser has not engaged in any “short sales” (as defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock or instructed any third parties to engage in any short sales of the Common Stock on such Purchaser’s behalf prior to the Closing Date. Such Purchaser covenants and agrees that it will not be in a net short position with respect to the shares of Common Stock. For purposes of this Section 3.15, a “net short position” means a sale of Common Stock by a Purchaser that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in Common Stock held by such Purchaser.

Section 4. Covenants of the Company.

4.1 Covenants of the Company between Signing and Closing. From the date of this Agreement until the Closing Date, the Company shall not, without the prior written consent of the Purchasers purchasing at least a majority of the aggregate principal amount of the Notes, as set forth on Schedule A hereto: (a) increase, reduce or cancel any authorized or issued Common Stock of the Company or issue, allot, purchase or redeem any Common Stock or other securities of the Company, undertake any recapitalization or similar transaction or do any act which has the effect of diluting or reducing the current and prospective shareholding of the current stockholders of the Company on a fully diluted basis in the Company; or amend, modify or waive any provision of any document related to any authorized or issued Common Stock of the Company; issue, redeem, repurchase any securities (including equity and debt securities) of the Company, or cause or permit the Company to undertake any recapitalization or similar transaction; or consolidate, sub-divide, convert, reclassify or re-designate any of the share capital of the Company; provided, however, that the foregoing shall not apply to (i) the issuance of shares of Common Stock Shares or options to purchase shares of Common Stock, or the issuance of shares of Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the SEC Reports; (ii) the issuance of shares of Common Stock pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants outstanding on the date hereof and described in the SEC Reports; (iii) the issuance and sale of shares of Common Stock pursuant to that certain At Market Issuance Sales Agreement, dated November 3, 2014, by and between the Company and MLV & Co. LLC; (iv) the issuance of shares of Common Stock upon the achievement of certain milestones pursuant to that certain Share Purchase Agreement, dated April 27, 2017, by and among the Company, TNK Therapeutics, Inc., Virttu Biologics Limited, the shareholders of Virttu Biologics Limited and Dayspring Ventures Limited, as representative of the shareholders of Virttu Biologics Limited, as may be amended or restated from time to time; (v) the issuance of shares of Common Stock upon the achievement of certain milestones pursuant to that certain Stock Purchase Agreement, dated November 8, 2016, by and among the Company, Scilex Pharmaceuticals Inc., the stockholders of Scilex Pharmaceuticals Inc. party thereto and SPI Shareholders Representative, LLC, as representative of the stockholders of Scilex Pharmaceuticals Inc. party thereto, as may be amended or restated from time to time; (vi) the issuance of shares of Common Stock pursuant to that certain Stock Purchase Agreement, dated as of August 7, 2015, by and among TNK Therapeutics, Inc., BDL Products, Inc., the stockholders of BDL Products, Inc., Richard Junghans, M.D., Ph.D. as the Stockholders’ Representative and the Company, as amended; (vii) acquisitions, cancellations or repurchases of Common Stock by the Company pursuant to employee or consultant agreements that permit the Company to repurchase such shares; or (viii) the issuance and sale of shares of Common Stock pursuant to that certain At Market Issuance Sales Agreement, dated November 9, 2017, by and between the Company and B. Riley FBR, Inc., as may be amended or restated from time to time; or (b) change the dividend policy, propose or approve any distribution of profits by way of interim or final dividend, capitalization of reserve or otherwise by the Company.

4.2 Negative Pledge Covenants of the Company. The Company covenants and agrees that, so long as the aggregate principal amount of all outstanding Notes is at least $25,000,000, it will not create or permit any Lien, other than Permitted Liens, on any of the Company’s assets to secure (a) any of the Company’s indebtedness or obligations, or (b) the indebtedness of any other person, unless the Company contemporaneously creates or permits such Lien to equally and ratably secure the Company’s obligations under the Transaction Documents  or the Company provides such other security for the Notes as is duly approved by the Purchasers holding a majority of the aggregate principal amount of the then-outstanding Notes. For purposes of this Agreement, “Permitted Liens” means (i) Liens granted or incurred under the Hercules Loan Agreement, (ii) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; provided, that the Company maintains adequate reserves therefor in accordance with GAAP (to the extent required thereby); (iii) Liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of the Company’s business; (iv) Liens arising from judgments, decrees or attachments which do not constitute an “Event of Default” under the Notes; (v) deposits to secure the performance of obligations (including by way deposits to secure letters of credit issued to secure the same) under commercial supply and/or manufacturing agreements; (vi) pledges or deposits under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds, in each case, to the extent made in the ordinary course of business; (vii) Liens on equipment or software or other intellectual property constituting purchase money Liens and Liens in connection with capital leases; (viii) leasehold interests in leases or subleases and licenses and sublicenses granted in the ordinary course of business; (ix) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due; (x) Liens securing the payment of financed insurance premiums that are promptly paid on or before the date they become due and incurred in the ordinary course of business; (xi) statutory and common law rights of set-off and other similar rights as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms; (xii) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business; (xiii) Liens on cash securing reimbursement obligations in connection with letters of credit and cash management services (including credit cards, debit cards and other similar instruments); (xiv) security deposits in connection with real property leases; (xv) Liens of landlords arising by statute or under any lease entered into in the ordinary course of business; (xvi) Liens relating to intercompany borrowings between or among a person and its subsidiaries; (xvii) sales, transfers, licenses, sublicenses, leases, subleases or other dispositions of assets and, in connection therewith, customary rights and restrictions contained in agreements relating to such transactions pending the completion thereof or during the term thereof, and any option or other agreement to sell, transfer, license, sublicense, lease, sublease or dispose of an asset; (xix) Liens securing indebtedness that does not require the prior written consent of the Requisite Purchasers (as defined in the Notes) under Section 16(a) of the Notes; and (xx) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (i) through (x) above; provided, that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced (as may have been reduced by any payment thereon) does not increase.

4.3 Use of Proceeds. The Company shall use the proceeds from the sale of the Securities hereunder (a) first, for the repayment of all amounts owed under the Hercules Loan Agreement, and (b) second, for working capital and general corporate purposes.

Section 5. Conditions Precedent to Obligations of the Company. The obligation of the Company to consummate the transactions contemplated by this Agreement is subject to the satisfaction of each of the following conditions; provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Purchasers with prior written notice thereof:

5.1 Delivery of Purchase Price. Each of the Purchasers shall have delivered to the Company the Applicable Purchase Price;

5.2 Delivery of Tax Forms. Each Purchaser that (a) is not a “United States person” within the meaning of Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended, and (b) is entitled to an exemption from or reduction of U.S. withholding tax with respect to payments made under such Purchaser’s Applicable Note shall have provided to the Company such tax forms (e.g., IRS Form W-8BEN-E, IRS Form W-8IMY or IRS Form W-8ECI) and other properly completed and executed documentation as will permit such payments to be made without withholding or at a reduced rate of withholding;

5.3 No Prohibition. No order of any court, arbitrator or governmental or regulatory authority shall be in effect which purports to enjoin or restrain any of the transactions contemplated by this Agreement;

5.4 Representations. The representations and warranties of the Purchasers contained in Section 3 shall be true and correct in all material respects (other than representations and warranties which are already qualified as to materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date; and

5.5 Nasdaq Approval. The Company shall have received from The Nasdaq Stock Market LLC (“Nasdaq”) written confirmation that Nasdaq has completed its review of the Listing of Additional Shares Notification Form submitted by the Company to Nasdaq in connection with the proposed issuance of the Securities pursuant to this Agreement.

Section 6. Conditions Precedent to Obligations of the Purchasers. The obligation of the Purchasers to consummate the transactions contemplated by this Agreement is subject to the satisfaction of each of the following conditions; provided that these conditions are for each Purchaser’s sole benefit and may be waived by such Purchaser, on behalf of itself, at any time in its sole discretion by providing the Company with prior written notice thereof:

6.1 Delivery. The Company shall have delivered or caused to be delivered to the Purchasers the items set forth in Section 1.3(a);

6.2 No Prohibition. No order of any court, arbitrator, or governmental or regulatory authority shall be in effect which purports to enjoin or restrain any of the transactions contemplated by this Agreement;

6.3 Representations. The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects (other than representations and warranties which are already qualified as to materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date;

6.4 Waiver. The Company shall have received a waiver, in connection with the execution, delivery and performance by the Company of the Transaction Documents, pursuant to the Hercules Loan Agreement. If the Company has not obtained the waiver required under this Section 6.4 on or before December 31, 2017, the Purchasers shall be entitled to terminate this Agreement and the transactions contemplated hereby by serving a written notice to the Company without assuming any liability under this Agreement, notwithstanding anything to the contrary in this Agreement or any of the Transaction Documents;

6.5 Due Diligence. The Purchasers shall have completed, to their satisfaction, all legal, financial and business due diligence of the Company and the results thereof shall be satisfactory to the Purchasers.

6.6 Trading. From the date of this Agreement to the relevant Closing Date, trading in the Company’s Common Stock shall not have been suspended by the SEC or any Trading Market and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any trading market, nor shall a banking moratorium have been declared either by the United States or California authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchasers purchasing a majority of the aggregate principal amount of the Notes, as set forth on Schedule A hereto, makes it impracticable or inadvisable to purchase the Securities at the Closing.

Section 7. Listing of Common Stock. The Company hereby agrees to use its best efforts to maintain the listing or quotation (as the case may be) of the Common Stock on the Trading Market on which it is currently listed or designated for quotation (as the case may be). The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Note Shares and the Warrant Shares, and will use its best efforts to take such other action as is necessary to cause all of the Note Shares and the Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible.  The Company will then use its best efforts to take all action necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.  The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 7.

Section 8. Furnishing of Information.  As long as a Purchaser owns any Securities, Note Shares or Warrant Shares, the Company covenants to use its best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date of this Agreement pursuant to the Exchange Act.  As long as a Purchaser owns any Securities, Note Shares or Warrant Shares, if the Company is not required to file reports pursuant to the Exchange Act, the Company will use its best efforts to prepare and furnish to such Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for such Purchaser to sell the Note Shares or the Warrant Shares under Rule 144. The Company further covenants that it will use its best efforts to take such further action as a Purchaser may reasonably request, all to the extent required from time to time to enable such Purchaser to sell the Note Shares or the Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

Section 9. Indemnification.  In addition to any other indemnity provided in the Transaction Documents, the Company will indemnify and hold each Purchaser and its directors, officers, stockholders, partners, employees, advisers, affiliates  and agents (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Purchaser Party may suffer or incur as a result of or relating to (a) any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document, and (b) any action instituted against a Purchaser Party in any capacity, or any of them or their respective affiliates, by any individual who is not an affiliate of such Purchaser Party, with respect to any of the transactions contemplated by this Agreement.  In addition to the indemnity contained herein, the Company will reimburse each Purchaser Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

Section 10. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be construed under the laws of the State of California, without regard to principles of conflicts of law or choice of law that would permit or require the application of the laws of another jurisdiction. The Company and each of the Purchasers hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Superior Court of the State of California or the United States District Court for the Southern District of California located in San Diego County, California. The Company and each of the Purchasers consent to the exclusive jurisdiction and venue of the foregoing courts and consents that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of California or the Southern District of California by generally recognized overnight courier or certified or registered mail, return receipt requested, directed to such party at its or his address set forth below (and service so made shall be deemed “personal service”) or by personal service or in such other manner as may be permissible under the rules of said courts. THE COMPANY AND EACH OF THE PURCHASERS HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT.

Section 11. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a .pdf or other form of electronic signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a .pdf or other form of electronic signature.

Section 12. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

Section 13. Fees and Expenses. Except as otherwise provided in this Agreement, all expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses; provided, however, that in the event the Closing does not occur solely due to the failure by the Company to obtain: (a) the written confirmation from Nasdaq as contemplated by Section 5.5, or (b) the waiver under the Hercules Loan Agreement as contemplated by Section 6.4, then the Company shall reimburse the Purchasers for their actual, reasonable and documented expenses incurred in connection with the transactions contemplated by this Agreement in an amount not to exceed an aggregate of $30,000.

Section 14. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

Section 15. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Purchasers, the Company, their Affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the Notes, the Warrants and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of the Company or any of the Purchasers makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended, waived or modified other than by an instrument in writing signed by the Company and: (a) prior to the Closing, the Purchasers purchasing at least a majority of the aggregate principal amount of the Notes, as set forth on Schedule A hereto, or (b) after the Closing, the Purchasers holding at least a majority of the aggregate principal amount of the then-outstanding Notes. Any such amendment, waiver or modification effected in accordance with this Section 15 shall be binding upon all Purchasers and each transferee of the Securities (or the Note Shares or Warrant Shares), each future holder of all such securities and the Company.

Section 16. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by e-mail (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (c) one calendar day (excluding Saturdays, Sundays, and national banking holidays in the United States) after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.

The addresses and e-mail addresses for such communications shall be:

If to the Company:

Sorrento Therapeutics Inc.
4955 Directors Place
San Diego, California 92121
E-mail: hji@sorrentotherapeutics.com
Attn: Henry Ji, Ph.D.

With a copy (which shall not constitute notice) to:

Paul Hastings LLP
4747 Executive Drive, 12th Floor
San Diego, CA 92121
E-mail: jeffhartlin@paulhastings.com
Attn: Jeffrey Hartlin, Esq.

If to a Purchaser: To the address set forth opposite such Purchaser’s name on Schedule A hereto;

or to such other address and/or e-mail address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.

Section 17. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Securities.

Section 18. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 19. Survival of Representations. The representations, warranties and covenants of the Company and the Purchasers contained in this Agreement shall survive the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the Purchasers or the Company. The Company shall indemnify and hold harmless each of the Purchasers for any and all losses suffered by such Purchaser as a result of, in connection with, or relating to, any breach by the Company of any representation, warranty and/or covenant of the Company in this Agreement or in any certificate, document or other writing delivered by the Company to such Purchaser pursuant to this Agreement.

Section 20. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 21. Language; Currency. This Agreement has been prepared in the English language and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral or other communications between the parties regarding this Agreement, shall be in the English language. All references to “$” contained in this Agreement shall refer to United States Dollars unless otherwise stated.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

COMPANY:

SORRENTO THERAPEUTICS, INC.

By:	/s/ Henry Ji, Ph.D.
Name:	Henry Ji, Ph.D.
Title:	Chairman of the Board, President & Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

PURCHASER:

__________________________________

Printed Name OF Purchaser

By:
Name:
Title:

[Signature Page to Securities Purchase Agreement]

Schedule A

Schedule of Purchasers

Name of Purchaser	Jurisdiction of Formation (for Entities)	Principal Amount of Note Purchased	Number of Warrant Shares
Magnum Opus2 International Holdings Limited	British Virgin Islands	$10,000,000	2,424,242
Famous Sino Limited	British Virgin Islands	$10,000,000	2,424,242
Top Path Asia Limited	British Virgin Islands	$10,000,000	2,424,242
Hongguo International Holdings Limited	British Virgin Islands	$10,000,000	2,424,242
China In Shine Investment Limited	British Virgin Islands	$10,000,000	2,424,242
TOTAL		$50,000,000	12,121,210

Schedule A